BRANDYWINE FUND, INC.

MANAGED BY FRIESS ASSOCIATES, INC.   QUARTERLY REPORT        DECEMBER 31, 1998

DEAR FELLOW SHAREHOLDERS:

 Your Fund grew more than 50 percent since October 8 through yesterday's close.

 But before we get too carried away, we want to acknowledge the shellacking many stocks experienced in the first week of October, which dampened an otherwise astounding December quarter. Despite that week, your Fund returned
18.1 percent this quarter.

 Early October's steep sell-off impacted your Fund. Financial stocks were hit particularly hard, as the market for asset-backed securities seized on the heels of the Long Term Capital and Crimii Mae debacles. Restricted access to capital cast doubt on the ability of some companies to fund growth during a crisis.

 Holdings such as Capital One, Metris Companies, Dime Bancorp and others -- which had been growing earnings by as much as 50 percent -- were sharply affected. Your research team exited companies unable to fund growth through this credit crunch since no asset-backed security market participants could project when the situation would stabilize. In retrospect, it would have been better to keep some of those stocks as they recovered in step with improvement in the asset-backed market.

 Thank you for your long-term view recognizing that liquidity-driven markets eventually end, allowing individual-company fundamentals to determine stock prices in the long run. Your tremendous rebound of 44.3 percent since the October 8 low to year end demonstrates that point dramatically. Thanks to a revived interest in fundamentals, our process yielded strong results as you can see below:
                       BRANDYWINE FUND PERCENTAGE RETURNS
                          December    Year       5         10    OCTOBER 8
                          Quarter     1998     Years     Years    TO DATE
                          -------     ----     -----     -----   ----------
Brandywine Fund             18.1      -0.7      88.8     433.9      50.3
                                            (13.5 Ann.)(18.2 Ann.)

 Your relative annual performance reflects the frustrations we encountered in two isolated periods in 1998: our elevated cash position during several weeks in the March quarter and the events of the first week of the December quarter discussed above.

 Much of Corporate America continues to deliver the disappointing earnings that we first identified a year ago. Coca-Cola, Union Carbide, Rohm & Haas, Starwood Lodging, 3M, Boeing and many other notable companies have warned the investment community that they won't live up to analyst expectations. In fact, the same analysts who last January predicted earnings for the average S&P 500 company would grow by 10, 13, 15 and 19 percent in each of 1998's quarters now expect earnings to be up a mere 1 percent for the year.

 The market seems to have a more realistic outlook as 1999 begins. Seventy-three percent of the chief executive officers that are members of the American Business Conference say profits will be the same or lower this year. Now, more than any time in 1998, it is important to pick stocks with strong fundamentals based on real earnings performance, not hollow hopes and dreams.

 Our process continues to lead us to modestly-priced companies delivering new technology solutions that foster the Internet's growth, allowing sustained pricing flexibility in an increasingly deflationary environment. Companies such as Sun Microsystems, 3Com, and EMC Corp., selected by David Harrington, are providing innovative solutions that enable continued improvement in data and image transfer and storage in our newly networked world. During the quarter, these companies rose 48, 41 and 47 percent.

 Some big non-tech gainers for you this quarter were Pre-Paid Legal Services, Bill Dugdale's pick, up 98 percent, AnnTaylor Stores, selected by Andy Graves jumped 94 percent, and A.J. Berk's Sykes Enterprises, rose 79 percent. Elcor Corp., isolated by Tripp Rudisill, was up 53 percent, and John Ragard chose Atlas Air, which climbed 46 percent.

 The double-digit gains in the S&P 500 and the Nasdaq Composite in 1998 came despite weak earnings realities and incredible price-to-earnings multiples. The gains were also narrow, as investors preferred well-known names to companies with strong growth but more reasonable price earnings ratios.

 Your companies, by contrast, reflect solid fundamentals with earnings growing 74 percent for the last 12 months compared to just 9 percent for the S&P 500. Earnings growth is 87 percent for the most recent quarter for your companies while just 8 percent for the S&P 500.

                                 COMPANY GROWTH

                                           YOUR COMPANIES             S&P 500
                                           --------------             -------
     AVERAGE INCREASE
     LATEST 12 MOS. EARNINGS                     74%                     9%

     AVERAGE INCREASE
     LATEST QUARTERLY EARNINGS                   87%                     8%

 ALL FIGURES ARE UNWEIGHTED. ANALYSIS BY WILLIAM O'NEIL & CO., INC. JANUARY 1, 1999.

 Half the S&P 500 index's 26.7 percent 1998 gain can be attributed to its 10 biggest contributors: Microsoft, Wal-Mart, Lucent, Intel, Cisco, Dell, IBM, Pfizer, Merck and GE. That group, which climbed 83.4 percent, has an average 1999 growth rate of 21 percent and a price-to-earnings ratio of 41.

 The 20 most-capitalized companies in the Nasdaq Composite were up 105 percent in 1998, while the 5,000-plus remaining Nasdaq stocks gained less than 8 percent. In fact, a study by Wilshire Associates found that were it not for the 250 most-capitalized companies in U.S. equity markets, U.S. stocks would have lost value in 1998.

 This environment was not conducive to your team's fundamentals-driven approach. Many quality holdings were unreasonably punished when broad factors took center stage. Take Providian Financial, which fell off a cliff when the unraveling of Long Term Capital shook equity markets late in the third quarter. The stock dropped more than 40 percent in the brief eight days between September 30 and October 8, yet there was no change in its earnings outlook.

 Less than a week later, Providian beat expectations by 5 percent, reporting a 70 percent increase in September-quarter earnings. Still, its stock price didn't return to its September 30 level until fears had subsided on November 5. Providian shares then soared 29 percent above their November 5 level through the end of the year.

 We are encouraged to see earnings playing a more dominant role in determining stock prices, but there are still certain developments that give us pause. Continued price appreciation among the S&P 500's largest stocks and frenzied demand for Internet stocks demonstrate that a large group of investors is still operating without regard to time-tested valuation models.

 The influence these overvalued stocks are having and will have on the indexes should not be underestimated. A Wilshire Associates analysis showed that nearly one-fifth of the Wilshire 5000 index's 21.7 percent gain could be attributed to Internet-driven issues -- the index includes every U.S.-headquartered publicly traded company.

 The magnitude of price gains among Internet stocks dwarfs run-ups during any previous speculative frenzy. If AOL, for example, were to grow earnings by 50 percent a year for the next five years, it would still sell at a multiple of more than 55 times earnings in 2004, assuming its price stayed constant. Amgen, which played a similar starring role in the biotechnology-stock craze early in the decade, was unable to sustainably break its year-end 1991 price level until 1995.

 The biotechnology sector should serve as an important lesson to Internet-stock investors. According to Securities Data Company, only 44 of the 101 biotechnology companies that went public in 1991 are publicly traded today. Nevertheless, Internet speculation continues with Internet IPOs producing first-day price gains five times greater than their biotechnology predecessors.

 The outlook for the broader U.S. economy is cautious. Corporate layoffs are accelerating as deflationary forces compel consolidation and other cost-cutting moves. Boeing, Citicorp and Lockheed Martin are just a few examples of companies that helped push the number of layoffs in 1998 beyond any previous year. According to consultant Challenger, Gray & Christmas, U.S. companies cut 677,795 jobs last year, surpassing the previous high set in 1993.

 The U.S. consumer remains resilient in light of low inflation and real wage increases reaching levels not seen since 1985. Your holdings in retailers such as AnnTaylor and The Gap benefited by offering the right mix of merchandise for today's selective shoppers. These stocks were up 94 and 46 percent in the December quarter, reflecting the market's recognition of the strengths your research team isolated earlier.

 Additionally pressures are building on the Federal Reserve to reverse the liquidity injected to avert a full financial crisis in the fall. The December quarter's 15 percent M-2 money supply growth now compels the Fed to drain liquidity as it did in 1998's aftermath.

 Coming quarters could be impacted by political instability in Washington. As the Clinton scandal drags into a full-blown Senate trial, whether President Clinton is removed from office, resigns, or holds on, the number of potential implications escalates at home and abroad.

 With Congress and the White House focused on impeachment, we may react too slowly to the deteriorating situation in Brazil or some other crisis, as IMF action and other issues become mired in the hyper-politicized climate. Next week, Friess researcher Jon Fenn is leading a fact-finding trip to South America that includes visits to Brazil, Argentina and Mexico. He and other teammates will meet with key executives in the energy, telecommunications and banking industries to get a first-hand feel for the region and establish contacts for the future.

 The deflationary environment squeezing most of the world's commodity exporters has not spared an economically-challenged Japan. Deflation resulting from a fast-rising yen -- making imports cheaper and exports more expensive -- may be the final ingredient that spoils that nation's long-simmering economic stew of deficit spending, inefficient capital markets, and sinking equity and real-estate values.

 A shock wave from Japan or South America could set off a chain reaction that trips up U.S. markets as we saw in August when money-center banks and hedge funds led a late-summer plunge in stock prices after Russia's devaluation. There is no doubt other Long Term Capital Managements and Crimii Maes exist that would roll over in this fragile environment on significant bad news.

 In this mixed setting, stock selection will determine your results. We are excited to have 20 industrious researchers working to uncover the next Dell, Cisco Systems or The Gap. Our expanded team allows each researcher to focus on about 12 companies, compared with as many as 25 companies a decade ago.

 Your research team has been focused on isolating companies with superior fundamentals in a difficult pricing environment for more than a year. This experience is paying off, as reflected by your recent gains. Our process may fall out of favor from time to time, but it is never outdated. Earnings drive stock prices and over time your results will reflect that.

 We're pleased to announce that Joe Fields, who has been a principal at Alex. Brown Capital for five years, joins our team this month. He was a member of the firm's operating and investment policy committees, as well as responsible for Alex. Brown Capital's institutional business. Before Alex. Brown, Joe spent 10 successful years in senior management positions with Salomon Smith Barney.

 In addition to his research insights, Joe will assist us in better serving our shareholders and the consultant community. We hope you will give us feedback on how we could more effectively communicate with you and fulfill your investment needs. Please critique your Fund's website at www.brandywinefunds.com and the message we record bi-monthly for you at 1-800-656-3017.

 If you invest with us via a third party broker, bank, or financial advisor, we would gladly add the appropriate person you deal with there to our list and also get a better idea of those firms and individuals who are our partners in realizing your personal investment strategy. Please let us know of your existence, too, as the large "fund supermarkets" we participate in do not forward your name and address to us; we always welcome the opportunity to serve each shareholder even more effectively by putting you on a direct mailing list.
                                                           ------

 We're delighted that the enclosed Investor's Business Daily article heralds our process and the companies impacting your recent performance. Since that article, we repurchased Nokia, which has climbed 53 percent from its purchase price.

 Additionally, we're grateful that Don Phillips, president of mutual fund tracking firm Morningstar, in late December recommended Brandywine Fund for 1999 during a USA Today interview. It is also exciting to see a top international financial consulting firm, whose business is analyzing money managers, commit an additional $3.9 million of its pension monies recently alongside the more than $30 million of our own firm's pension assets, and all of my personal equity investments.

 Thanks for giving us the opportunity to serve you and sticking with us to benefit from the fundamentals-driven environment we now encounter. We look forward to maintaining our positive momentum into 1999 just as much as you do. God Bless!

/s/ Foster Friess

Foster Friess
President

January 7, 1999

FELLOW SHAREHOLDER . . .

 It's 7 A.M. Tuesday, December 22. The Saint Clare Medical Van is parked in front of the Emmanuel Dining Room soup kitchen, one block North of Interstate 95 in Wilmington, Delaware. An anxious group of homeless men, single mothers and recent immigrants is already forming a line outside the 35-foot mobile unit. For the past six years, this has been one of several weekly stops for fellow shareholder Dr. Thom Scott, who offers free medical care to those in need.

 After a brief prayer with his staff, Dr. Scott opens the door to the hulking vehicle with a smile, ready to deliver a dose of spiritual encouragement along with his medical expertise. This is just what Dr. Scott had in mind when he promised God he would start tending to the poor after attending a Christian Medical and Dental Society conference in 1991.

 "I've never had so much fun and enjoyment, but I've also never worked so hard," the 72-year-old doctor says with a chuckle. He adds, "There is a great sense of fulfillment in helping people so vulnerable and being able to carry out the teachings of Galatians 6:2." The verse reads "Carry each other's burdens, and in this way fulfill the law of Christ."

 The medical van's success has been a lesson in faith for all involved. Dr. Scott explained how "God provided for all of our needs from the very beginning, even when at times we didn't have two nickels to rub together." Four foundations bought into the idea of the mobile clinic and purchased the van. It is sustained by St. Francis Hospital and private donations from individuals, churches and organizations.

 Each day, the staff treats approximately 26 people without medical insurance. High blood pressure, asthma, diabetes, skin ailments and respiratory infection are common illnesses among the transient population of the inner city. Some patients are HIV-positive, drugs addicts or victims of gang violence. More than 30,000 patient visits have been logged since the van started making rounds in April 1992.

 "We offer care with no strings attached and minister to the entire person -- mind, body and soul," Dr. Scott says. "I've seen people be given new leases on life."

 Just recently, a fellow named Sam came to the van in dire need of sinus surgery. As with any surgical procedure, Dr. Scott referred him to a local surgeon. The doctor, who performed the operation pro bono, was so impressed with Sam's attitude and enthusiasm that he offered him a job in his office.

 Twenty-seven percent of the patients are children. "It was overwhelming to find so many women and children coming to the van," Dr. Scott says. "It saddens my heart to see little boys and girls not getting basic medical care. It's just not right."

 The care doesn't end when a patient leaves the van. On Sunday morning, Scott and others drop by local shelters to pick people up for church. Scott and his wife Catherine often invite patients to their home for a meal after church. "These people were made in the image of God and they should be treated with dignity and respect," Dr. Scott says. "I consider them good friends."

 This year Dr. Scott's work and vision was replicated in six inner cities nationwide and plans have been drawn up for three more cities in 1999.

 The new vans have painted on them this message taken from 2 Kings 20:5: "I have heard your prayers and seen your tears. I will heal you."

                                                                    -Adam Rieger

JOHN . . .

 New to your trading desk, but certainly not the industry, is John Walter, who came on board in July. Three years on the desk at BT Alex Brown in Baltimore followed trading at CS First Boston in Philadelphia for seven years. Jack Fraser, one of Friess Associates' top management and investment leaders, worked closely with John at First Boston and knew what a great addition he would be to our own trading efforts.

 "John's experience on the sell side helps round out the desk," Jack explains. "During our years together at First Boston I was always impressed by John's ability to not only find the other side of the trades he was executing but also by how adept he was at getting the best possible price. That experience translates well for our shareholders and clients."

 Also helpful is John's working relationships with several of the brokers he now trades with here at Friess. Having a rapport already established with some of our key contacts made his transition especially smooth.

 Having known Friess Associates for 10 years made the decision to come on board an easy one. John relates, "I always respected the Friess strategy and performance, and admired every person I'd gotten to know there." That group included all of the traders. "It's a Osmall world' in the trading business, and I was fortunate to become friends with many folks at Friess over the years," John continues.

 There were few firms on the buy side John would consider working for, and Friess Associates was top on that select list. "It's rewarding now to see the trades I execute benefiting our clients and shareholders. I was glad to give up the mercenary style of the sell-side, where I covered more than 30 accounts. The closer contact is a welcome change."

 Away from the desk, John's favorite activities are those spent with his wife of 10 years, Bonnie, and their three sons. They are busy keeping track of Johnny, 7, Alex, 5, and Jake, 1. Johnny and Alex play soccer, and John likes being their amateur coach. Were they playing football, John would consider himself a much more proficient coach given his four years under Joe Paterno's tutelage at Penn State where he played linebacker and tight end. John was part of Penn State's National Championship team in 1982, and counts that as one of his most memorable and exciting experiences. He graduated with a BS in Engineering in 1985 and earned an MBA in 1987.

 John enjoys all sports and is just now experimenting with his golf game. He'll eagerly pack up for a fishing trip, and if there's a project to complete, John jumps right in! He refinishes furniture and tackles any other Bob Vila-esque task at their summer residence on the Jersey shore.

 "These first six months at Friess Associates have been a great learning experience for me with the market's volatile swings," John says. "This kind of environment reflects how trading can be every bit as important as the research effort, which makes my job all the more meaningful."

                                                               - Rebecca Buswell

EXTERNAL RESEARCH RESOURCE . . .

 Indianapolis-based Jon Evans has been in the investment business for nearly 10 years. Before joining the Friess Associates network of outside resources in 1994, he helped run variable annuity funds at Conseco Capital Management for more than three years, employing the same type of research strategy, seeking accelerating growth. During his time at Heartland Capital Management, he came to know some of the folks here at Friess, and began thinking how he could be part of our efforts on behalf of our clients and shareholders.

 "The biggest strength I'd come to recognize in the Friess strategy was isolating inflection points (points of change) in stocks or finding a stock that all of a sudden goes from growing 5-10 percent to upwards of 20-25 percent before the Street catches on. Once they do," Jon continues, "positive revisions are made and Friess' clients and shareholders reap the rewards of the subsequent price advances." Jon enjoys being part of this effort and seeks companies where both earnings and multiples are understated. "When the model is better understood and they both increase, the potential for the stock's growth is huge. It's so exciting to see that happen."

 A good example of that is Family Dollar Stores, which your Fund bought at an inflection point after the store instituted its everyday low pricing concept. No longer reliant on the "opium" of retail -- the weekly circular detailing special sales -- same store sales have been beating expectations for 38 straight months. Jon also says when Family Dollar began offering more weekly consumable goods like detergent, food items, and household supplies as well as more basic, everyday apparel articles like shoes, customer traffic increased, and sales accelerated.

 Senior researcher David Harrington is quick to recognize Jon's stock-picking savvy. "Jon has provided research on several big winners for us, including Family Dollar, Rent Way, and JB Hunt Transportation. Together this year these companies gained more than $48 million. His familiarity with the type of research we do made him an ideal candidate to add to the external research network we've implemented. Jon is a key player in finding just the kind of stocks we want for Brandywine and every client's portfolio."

 Chief among Jon's hobbies out of the office is running around after his three little ones. With Timmy, 3, Jacob 2, and infant Will, Jon and his wife Katie find very few moments of precious free time. When he does manage to grab a moment or two, Jon enjoys all sports, especially football, basketball and baseball. Jon is excited for warm weather to arrive in the spring so he can make good use of the catcher's mask he just bought for Timmy.

 Armed with a degree in Finance from Butler University, Jon is astute at reading between the lines on a company's financial reports and picking up on trends someone else might miss. "This kind of teamwork is integral to the research effort," explains Bill D'Alonzo. "Everyone is eager to share their insights with others on the team for the collective benefit of our shareholders. We're thrilled that Jon's a part of our extended research team."

                                                               - Rebecca Buswell

GROWING YOUR FUND . . .

 "A few good men." Of course that famous phrase describes the United States Marines, but the inherent vision applies to good employees as well. A group of outstanding men and women working together at a dynamic company can accomplish great things.

 Each quarter we enjoy introducing you to an employee at one of the companies in your portfolio in order to acknowledge your Fund's debt to these dedicated workers who generate the sales and create the earnings that add value to your investments.

 Doug Turley is the Southwest Regional Sales Manager for Medicis Pharmaceutical Corporation headquartered in Phoenix, Arizona.

 Medicis is now one of the market leaders in the dermatology drug field, but when Doug came on board five years ago the company was small and struggling to deliver good customer service. Doug started by covering all the dermatologists in southwest Texas.

 Doug carefully pre-plans his days to maximize the number of contacts he can make, and he has learned everything he can about the entire Medicis product line as well as those of its competitors. His efficiency and hard work have earned him the trust of the physicians in his region.

 Based in Houston, Doug today equates his job to being a coach: leading, motivating, and developing territory managers across eight states. He spends 90 percent of his time with his managers on calls to physicians.

 Doug told us, "I want my team members to communicate that Medicis is in business to serve the physicians and that our goal is to deliver solutions now and into the future."

 "Medicis has great products to sell. You cannot open a magazine without seeing ads for health products geared to improving people's lives. With Lustra, for example, we have matched our product exactly to what people want. It is now the number one product to counteract uneven skin pigmentation. It is really fun to help launch a new product, watch it grow, and then celebrate its tremendous success!"

 Medicis Chairman and Chief Executive Officer Jonah Shacknai told us, "Doug is full of energy . . . he's always on the go! He manages his sales region with intense commitment and unbridled enthusiasm. His achievements directly contribute to our success."

 Doug and his wife Lisa have a 10-month-old son, Connor. When Doug is not traveling, they enjoy water and downhill snow skiing and attending all the home football games at their alma mater, the University of Texas. Doug has just purchased his dream car, a 1967 Corvette 427 Convertible. He likes to pull it out of the garage on Saturday and shine it up for a Sunday drive.

 Researcher A. J. Berk, in our Phoenix office, bought Medicis in March of this year at $42. The stock is now trading at $60, adding $6.6 million to your fund. You can read more about Medicis in Highlights.

                                                                -Margaret Barton

HIGHLIGHTS . . .

APPAREL & SHOES

THE GAP is a household name bringing to mind images of classically-styled, high-quality casual clothing for men, women, and children. It seems every mall in this country has a Gap store, attracting fashion-conscious consumers looking for anything from a simple pair of jeans to a stylish pair of shoes.

In addition to its Gap, GapKids, and babyGap stores, your company sells the Old Navy and Banana Republic brand names, extending its reach to value-oriented customers as well as those willing to pay a little more for a high-fashion look.

Currently The Gap's 2,140 stores in the U.S., Canada, the UK, Europe and Japan are performing above Street expectations. Especially impressive are international sales with Japan, Canada and the UK seeing more than 20 percent increases.

The stores' success drives revenue and earnings growth. In the October quarter, earnings were up 48 percent to $.40 from $.27 on revenue increases of 36 percent. Its unique advertisements featuring well-known performers such as Johnny Mathis and Lena Horne, as well as those dancers "swinging" in Gap khakis seem to be working.

Purchased for you in September, shares sell today 47 percent higher at $56.

COMPUTER & RELATED

When you open up your telephone, cable TV, or cellular phone bill, you might be looking at a product made by AMDOCS LTD. Your company supplies billing software to companies like Southwestern Bell, AT&T, Bell South, and Netcom to track customer usage of their services.

Don Haharav, CFO, said that Amdocs' new software billing system landed the company several significant new contracts recently, including France Telecom and Rogers Cantel of Canada.

As the communications industry continues to consolidate, more companies will have to integrate their billing systems into one platform and Amdocs is the leader in this industry, with 80 percent of its calendar year 99 revenues already in backlog.

Earnings were $.06 last quarter on revenues of $117 million. Analysts expect that in the current December quarter, as Amdocs marks its first year as a publicly traded company, earnings will be up 45 percent to $.09 from $.06 last year.

Selling at $17, your shares purchased in September jumped 46 percent.

Who can make sure your computer is ready for the year 2000? COMPLETE BUSINESS SOLUTIONS will convert and test software to make sure it's Y2K compliant, as well as offer a myriad of technical consulting services helping customers implement, maintain, adapt, or better understand their computers, software, and related technology. Your company will even place a full-time employee at the customer's location every day through the entire learning process.

With customers ranging from financial companies like Citibank, retail companies like Hasbro and Land's End, automobile companies like Chrysler, Ford Motor Company, and General Motors, and governments like the state of Indiana and Nevada, Complete Business Solutions is strongly diversified, so it shouldn't suffer if downturns occur in certain areas.

According to CEO Raj Vattikuti, your company has 90 percent visibility at the beginning of a quarter because of strong relationships with customers and monthly billing. GM is so impressed with Complete Business Solutions that it's suggesting to 200 of its vendors that CBSI can help them, too.

Earnings shot up 92 percent in September to $.24 from $.13, on revenue growth of over 200 percent. Analysts are looking for earnings to double in the December quarter.

Purchased at $23 in October, your shares increased 47 percent to $34 today.

FINANCIAL/BUSINESS SERVICES

There are holograms on virtually every major credit card, ID card, or any important product which requires protection from potential tampering or counterfeiting. And now the market for holograms is expanding to include, drugs, food products, currency, and proprietary consumer items.

Last year, it was estimated that secure holograms made up 62 percent of the worldwide holography market and AMERICAN BANK NOTE HOLOGRAM, the world leader in origination, production, and marketing of secure holograms, benefits with approximately 8 percent market share.

Well known customers include MasterCard, Visa, Discover, Intel, IBM, Merck, and agencies of the U.S. and foreign governments. In addition to security applications, American Bank Note's holograms are used for product authentication of consumer and industrial products, as well as by licensors to monitor their licensees to enforce agreements and collect royalty payments.

President Joshua Cantor and CFO Rich Macchiarulo shared with us recently that your company has just signed new agreements with several new well known customers. Additionally, they mentioned the strength of being exclusive provider to MasterCard for credit cards through 2003, and the sole provider of security holograms for Intel's Pentium II chips.

A recent spin-off from its parent company, American Banknote, your company's second quarter earnings were $.20, and analysts expect $.26 in December. For 1999, earnings should show 22 percent growth.

At $17.50 today, your shares are up 86 percent from their $9 purchase price in November.

FOOD/RESTAURANTS

One of the nation's largest casual-dining steakhouse chains, OUTBACK STEAKHOUSE, INC. operates 470 restaurants that serve steaks, prime rib, chicken, fish and pasta at moderate prices in an Australian setting, complete with boomerangs and other trinkets from "Down-Under" adorning the walls.

Your company also runs 60 Carrabba's Italian Grill restaurants which serve pizza, pasta, and other Italian specialties in a traditional Italian exhibition kitchen where diners can watch.

Same store sales for both restaurants are positive this year after being negative last year.

CFO Bob Merritt tells us that Outback is beginning to see significant reduction in butter, poultry and other food costs. Lettuce and tomatoes on the other hand are more expensive. Tomatoes went from $12.50 per case to $40 per case in the last two months.

In the recent September quarter, your company reported $.49 versus $.41, up 20 percent, while revenues climbed 18 percent during the period.

Your shares are up 24 percent to $40 since October purchase price of $32.

LEISURE & ENTERTAINMENT

How frustrating is it to come home, expecting to watch a program you'd recorded, only to find you had not properly set your VCR? Well, thanks to Henry Yuen, CEO of GEMSTAR INTERNATIONAL GROUP, you may never have to experience that same frustration again. Henry launched Gemstar after he disappointingly realized that instead of recording an important Red Sox game he taped a screen full of "snow."

Gemstar's primary product is VCR Plus+, the videorecording system dubbed "so easy to use even the family dog could master it." VCR Plus+ is world standard for VCR programming allowing users to record a television show simply by entering a numeric code which is published in television program guides. Customers love the feature-rich, user-friendly product enabling them to select a show, enter the code, and voila, the programming is complete.

Other systems your company offers include automatic on-screen indexing and playback of home-recorded videotapes, interactive electronic television guides, and interactive advertising systems. Licensees RCA, Proscan, Magnavox, and Sony incorporate Gemstar's popular technology into their own TVs, digital cable modems and VCRs.

Last quarter revenues climbed 34 percent, driving earnings up 45 percent to $.29.

Your shares are $57 today, up 31 percent from $44 when purchased in August.

MEDICAL & RELATED

Many major pharmaceutical companies have shifted focus away from market niches like dermatology, leaving room for MEDICIS PHARMACEUTICAL to succeed in this specialized area. Your company offers a full line of dermatological treatments, including prescription, over-the-counter, and physician-dispensed products.

Chairman and CEO Jonah Shacknai discussed with us recently how the company's highly trained sales force focuses on the 3200 dermatologists across the country who write 80 percent of all prescriptions in the specialty. They prescribe Medicis's Dynacin and Triaz for acne and Lustra for treating skin discolorations.

Lustra continues to gain market share, up 10 basis points in November to 5.3 percent since the beginning of the year, fueled in part possibly by Medicis announcing the strategic acquisition of dermatology products from Hoechst Marion Roussel.

Also positive for your newly-listed NYSE company is the fact that more than 80 million Americans will turn 50 between now and 2010, offering opportunity for growth in several new dermatological treatments.

Earnings in September rose 68 percent to $.42 from $.25. Revenues grew 78 percent for the period.

Up 39 percent since March purchase, your shares are selling at $60.

SOFTWARE

When a company like Lucent Technologies, Hewlett Packard, or Cisco Systems starts developing new software programs, they turn to RATIONAL SOFTWARE. Your company makes software products for each phase of software development, from initial analysis of what the new program should do, through detailed design, testing, and maintenance.

Rational is one of a few companies that has the only full suite of software development tools and customers are buying multiple sets of tools to get their bug-free quality products to the market quickly and efficiently.

Your company's sales are driven by Fortune 1000 companies seeking to develop web-based products to utilize the Internet. CEO Paul Levy told us recently that custom website development work tripled from a year ago and now represents more than 10 percent of revenues.

Besides those mentioned above, other customers include Eastman Kodak, Ericsson, Ford Motor Company, Goldman Sachs and Boeing.

Beating analysts' estimates for the second straight quarter, your company reported earnings of $.14 in September, compared with a loss last year. Revenues were up 26 percent.

Rising 65 percent since purchase in April, your shares now sell at $26.50.

ON THE CUTTING EDGE . . .

YOUR COMPUTER WILL BE LISTENING TO YOU

General Magic has a product called Portico which lets users call in to retrieve voice and e-mail messages. A computerized voice reads the messages back. The speech recognition software can be synchronized with a desktop computer or with electronic devices such as the PalmPilot. Another speech recognition company, Lernout & Hauspie, has plans to add speech recognition to its translation software. Right now iTranslator lets a company translate the text on its website in almost real-time to Spanish, German, and French. In the future, the company foresees people speaking into the computer and the software will translate the speech into text in another language. But that's still a few years away!

YOUR TELEVISION MAY BE LEAKING

Appliances such as TVs, garage door openers, and battery rechargers drain power even when not being used. The energy loss from such devices in U.S. homes alone adds up to billions of watts per year. Power Integrations in Sunnyvale, California has a new chip that can cut up to 90 percent of the juice that flows into unused equipment. The company's TinySwitch senses when cordless appliances are inactive and shuts them down. Nokia plans to use the chips in future AC adapters for their cell-phones. The switch could also reduce carbon dioxide emissions.

BANDAID ADHESIVES WON'T MAKE YOU FLINCH IN THE FUTURE

Removing medical dressings that use adhesives is a particular problem for patients with fragile skin, such as the elderly. In some cases, it even strips off layers of skin. Scientists at Smith & Nephew Research Centre in York, England have developed a light-switchable, pressure-sensitive adhesive that enables a wound dressing to be removed without pain. The dressing is backed by two layers laminated together, one opaque and the other transparent to visible light. When the top opaque layer is peeled away, light deactivates the adhesive, allowing the dressing to be removed painlessly.

NEW FUND DIRECTOR . . .

 In December, we welcomed a fourth Director to your Fund. We're thrilled to have Marvin N. "Skip" Schoenhals join Foster, Jack, and Stig and serve on the Board of Directors for Brandywine Fund. Skip is Chairman, President and Chief Executive Officer of WSFS Financial Corp., in Wilmington, Delaware. Skip joined WSFS in 1990 as President and Chief Executive Officer. He was named Chairman in 1992. Please look for a complete story on Skip in next quarter's report. We know you'll quickly see why we're confident he'll be a real asset to all our fellow shareholders.

ALL IS NOT ROSES . . .

 Even in a strong quarter like this one, some stocks underperform, regardless of underlying fundamentals or earnings prospects. There were ten companies that dropped more than $10 million apiece this quarter.

 Capital One Financial was your biggest disappointment, losing $69 million after a sudden collapse in the asset-backed securitization market. Compaq Computer lost $52 million when earnings were revised from the September quarter. Concerns that its Radio Shack stores would have weaker sales in November caused Tandy Corp. to drop $23 million.

 Best Buy's $14 million decrease resulted initially from "recession fears" in October. Consumer electronic companies tend to do very poorly in a recession environment, and the stock suffered from the news. A $12 million decline in Tech Data Corp. was mainly precipitated by its competitor Ingram Micro preannouncing that it would have a bad quarter. Fears that the new iMac, which was released in August and quickly became the fastest selling personal computer line, was not selling through as well as expected caused Apple Computer to tumble more than $12 million.

 BMC Software and CMAC Investments dropped more than $11 million each, while Dime Bancorp rounds out the group, falling $10 million. All but Dime and BMC were sold from your portfolio.

 The bright spot is the gains from just your top three winning stocks more than made up for the total losses of those ten companies. Nokia Corp. gained $95 million, Gap was up $79 million, and Sun Microsystems rose $75 million.

 Ascend Communications also shone with a $75 million jump, and Tyco International was up $71 million. EMC Corp. saw a $61 million gain, 3Com Corp. was up $53 million, Genzyme rose $37 million, and Amgen jumped $35 million.

 MCI WorldCom, Advanced Micro Devices, Dayton Hudson, Biogen, and Citrix
Systems each rose more than $20 million apiece, and 15 other companies increased by more than $10 million.

TOP TEN . . .

 Your largest three groups jumped up significantly during the quarter. Communications joins the Top Ten at number one, Computer & Related moves up from number four last quarter to your second largest group and Software climbed from number seven to number three.

 You added several new Communications companies to your portfolio, bringing this category to 14.5 percent from 3.4 percent in September. AT&T, Century Telephone, Frontier Corp., General Instruments, and Scientific-Atlanta together gained nearly $50 million since purchase. The addition to your Nokia holding and its subsequent $95 million gain also helped.

 With new positions in Comverse Technology, Complete Business Solutions, Envoy Corp., Hutchinson Technology, Sterling Commerce, and Sun Microsystems, your Computer & Related category grew from 8.7 percent to 13.9 percent. These companies have already provided a $117 million boost to your portfolio.

 Software companies Electronics for Imaging, Parametric Technology, Symantec Corp., and Check Point Software together saw gains of nearly $12 million since joining your Fund. The purchase of BMC Software also contributed to this group's growth from 6.7 percent in September to 11.2 percent currently.

 Financial/Business Services fell from the number two position with 11.8 percent to number eight with 6.6 percent. You sold substantial positions in Capital One Financial, CMAC Investments, Household International, The Sabre Group Holdings, as well as some of your Providian Financial, decreasing this category.

 Completing your Top Ten is the new group Pharmaceuticals, with 2.7 percent. All your Distribution holdings, last quarter's number ten category at 4.8 percent, were sold.

                             TOP TEN INDUSTRY GROUPS

 Communications                                        14.5%
 Computer & Related                                    13.9%
 Software                                              11.2%
 Specialty Retailing                                    8.6%
 Networking                                             7.6%
 Medical & Related                                      7.4%
 Apparel & Shoes                                        6.7%
 Financial/Business Services                            6.6%
 Machinery & Miscellaneous Manufacturing                5.9%
 Pharmaceuticals                                        2.7%
 Cash                                                   2.0%
 All Ohters                                            12.9%

LAS VEGAS OR BUST . . .

 The 7th Annual Louis Rukeyser Investment Conference will be held February 27-28, 1999 at the MGM Grand in Las Vegas. Foster will be a guest speaker again this year on a panel with six fellow money managers. He will be speaking on Saturday, February 27 from 1:00-2:30 PM on the topic of "Investing for the Next 12 Months."

 Additionally, this year Friess Associates will have a booth at the conference staffed with several of the folks working for your Fund. If you are planning on attending the Rukeyser Investment Conference, please let us know. We'd sure like to meet any of our fellow shareholders in person!

MARKET CAP . . .

 Some slight shifting occurred in your companies' market capitalization this quarter. There was a small decrease in your large-cap holdings, those over $5 billion, from 62.8 percent in September to 57.2 percent currently. You sold Amgen, Inc., Apple Computer, and Computer Sciences realizing gains of over $87 million. Large positions in Compaq Computer, Household International, HBO & Co., Capital One Financial, and Tandy Corp. were also sold reducing this group.

 New purchases in your mid-cap holdings, those between $1 and $5 billion, moved this category up to 34.7 percent from 27.2 percent last quarter. More than $35 million in gains have come in from Parametric Technology, Forest Laboratories, SCI Systems, Tommy Hilfiger, and Scientific-Atlanta, all joining your Fund's mid-cap group during the quarter.

 Your smallest companies, those below $1 billion, were pared back slightly from
7.0 percent in September to 6.1 percent today. You no longer hold CMAC Investments, United Stationers, Cognos Corp., and Sabre Group Holdings.

                      YOUR COMPANIES' MARKET CAPITALIZATION

 LARGE CAP                                             57.2%
 MID CAP                                               34.7%
 SMALL CAP                                              6.1%
 CASH                                                   2.0%

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               December 31, 1998
                                  (Unaudited)

                                                                      QUOTED
                                                                      MARKET
  SHARES                                                COST       VALUE(B)<F2>
  ------                                                -----      ------------

LONG-TERM INVESTMENTS - 98.0% (A)<F1>
COMMON STOCKS - 98.0% (A)<F1>

             APPAREL & SHOES - 6.7%
    426,300  AnnTaylor Stores Corp.                 $  8,923,025   $ 16,812,419
  2,932,650  Gap, Inc.                               109,985,559    164,961,562
    230,000  Intimate Brands, Inc.                     6,933,677      6,871,250
     87,700  Paul Harris Stores, Inc.                  1,105,949        712,563
    353,100  Ross Stores, Inc.                        12,066,230     13,903,313
    320,600  Talbots, Inc.                             9,774,631     10,058,825
  2,013,700  TJX Companies, Inc.                      52,887,857     58,397,300
    845,800  Tommy Hilfiger Corp.                     49,554,705     50,748,000
    126,100  The Wet Seal, Inc.                        3,712,504      3,806,707
                                                   -------------  -------------
                                                     254,944,137    326,271,939
                  THIS SECTOR IS 28.0% ABOVE YOUR FUND'S COST.

             AUTOMOTIVE & RELATED - 0.9%
     62,000  CSK Auto Corp.                            1,430,995      1,654,656
    629,900  Federal-Mogul Corp.                      35,983,553     37,479,050
     78,100  SPX Corp.                                 4,998,441      5,232,700
                                                   -------------  -------------
                                                      42,412,989     44,366,406
                  THIS SECTOR IS 4.6% ABOVE YOUR FUND'S COST.

             BUILDING & RELATED - 0.4%
     44,100  Dycom Industries, Inc.                      516,634      2,519,212
     59,100  Elcor Corp.                               1,640,844      1,909,698
    152,000  Granite Construction Inc.                 5,018,465      5,101,576
    542,300  Hussmann International, Inc.             10,228,616     10,507,063
     22,400  Integrated Electrical Services, Inc.        478,782        498,400
                                                   -------------  -------------
                                                      17,883,341     20,535,949
                  THIS SECTOR IS 14.8% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS - 14.5%
    351,300  ANTEC Corp.                               6,597,975      7,069,913
  1,091,600  AT&T Corp.                               63,690,408     82,142,900
    436,300  Century Telephone Enterprises, Inc.      24,511,629     29,450,250
     30,000  E-Tek Dynamics, Inc.                        702,626        802,500
  1,767,800  Frontier Corp.                           52,195,564     60,105,200
  1,056,800  General Instrument Corp.                 24,266,128     35,865,678
    121,400  InterVoice, Inc.                          3,448,624      4,188,300
     50,500  Melita International Corp.                  773,020      1,060,500
  2,274,200  Nokia Corp. "A" ADR                     182,238,383    273,900,100
     66,100  Plantronics, Inc.                         4,280,605      5,684,600
     25,000  Polycom, Inc.                               425,000        556,250
  2,071,800  Scientific-Atlanta, Inc.                 42,754,532     47,263,973
    292,500  Superior TeleCom Inc.                    12,918,154     13,820,625
    453,100  Tel-Save.com, Inc.                        6,446,405      7,589,425
  2,000,000  Tellabs, Inc.                           131,770,464    137,126,000
                                                   -------------  -------------
                                                     557,019,517    706,626,214
                  THIS SECTOR IS 26.9% ABOVE YOUR FUND'S COST.

             COMPUTER & RELATED - 13.9%
     42,000  Advanced Digital Information Corp.          617,874        672,000
    453,100  Amdocs Limited                            5,304,520      7,759,337
    120,700  Bell & Howell Co.                         3,281,230      4,564,029
    105,400  BISYS Group, Inc.                         4,189,650      5,441,275
    244,300  Complete Business Solutions, Inc.         5,647,239      8,275,662
    571,700  Comverse Technology, Inc.                28,613,474     40,590,700
    106,800  CSG Systems International, Inc.           4,325,804      8,437,200
  1,953,600  EMC Corp. (Mass.)                        79,361,696    166,056,000
    560,700  ENVOY Corp.                              22,113,868     32,660,775
    641,500  Hutchinson Technology Inc.               18,425,359     22,853,438
     20,800  Javelin Systems, Inc.                       282,794        312,000
     43,900  National Data Corp.                       1,520,844      2,137,403
    127,000  NCR Corp.                                 5,065,100      5,302,250
    300,000  Oracle Corp.                             13,263,420     12,937,500
  1,163,700  Saville Systems PLC IREL-SP ADR          23,084,809     22,110,300
  4,427,900  Seagate Technology, Inc.                111,592,090    133,943,975
    725,000  Sterling Commerce, Inc.                  20,826,304     32,625,000
  1,945,100  Sun Microsystems, Inc.                   94,539,249    166,549,188
    381,300  Systems & Computer  Technology Corp.      6,764,309      5,242,875
                                                   -------------  -------------
                                                     448,819,633    678,470,907
                  THIS SECTOR IS 51.2% ABOVE YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 6.6%
    103,900  Advance Paradigm, Inc.                    2,848,823      3,636,500
    143,900  Allmerica Financial Corp.                 7,407,811      8,328,212
    118,700  American Bank Note Holographics, Inc.     1,116,684      2,077,250
  1,562,800  Bank One Corp.                           83,421,795     79,801,256
  1,114,800  The CIT Group, Inc.                      30,182,616     35,465,132
    830,000  Concord EFS, Inc.                        31,136,888     35,171,250
     20,000  Diamond Technology Partners Inc.            383,674        382,500
     49,100  Dime Bancorp, Inc.                        1,256,224      1,298,106
     50,700  First American Financial Corp.            1,363,579      1,628,738
    494,400  Heller Financial, Inc.                   13,166,435     14,523,000
    338,500  International Telecomunications
              Data Systems                             8,677,951      4,992,875
     95,600  Medical Manager Corp.                     2,327,181      2,999,450
    398,500  NOVA Corp./Georgia                       12,205,991     13,823,168
     97,700  Pre-Paid Legal Services, Inc.             1,630,046      3,224,100
  1,138,900  Providian Financial Corp.                44,719,427     85,417,500
     10,000  Remedy Corp.                                130,000        139,380
    306,200  StaffMark, Inc.                           6,073,195      6,851,225
    487,500  Sykes Enterprises, Inc.                  10,075,843     14,868,750
    123,500  Valassis Communications, Inc.             5,948,677      6,375,688
                                                   -------------  -------------
                                                     264,072,840    321,004,080
                  THIS SECTOR IS 21.6% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 2.3%
    103,500  Bob Evans Farms, Inc.                     2,221,377      2,697,520
  1,114,900  Brinker International, Inc.              25,410,540     32,192,737
    252,400  CEC Entertainment Inc.                    5,814,177      7,004,100
     50,000  Merkert American Corp.                      755,982        756,250
    380,900  Outback Steakhouse, Inc.                 12,253,459     15,188,388
    150,000  Performance Food Group Co.                3,281,250      4,218,750
    237,200  Ruby Tuesday, Inc.                        3,881,013      5,040,500
    477,000  U.S. Foodservice, Inc.                   20,689,193     23,373,000
    491,900  Whole Foods Market, Inc.                 20,679,048     23,795,663
                                                   -------------  -------------
                                                      94,986,039    114,266,908
                  THIS SECTOR IS 20.3% ABOVE YOUR FUND'S COST.

             INSURANCE - 0.1%
    100,000  Healthcare Recoveries, Inc.               1,567,650      1,700,000
     51,400  Stewart Information Services Corp.        2,623,772      2,981,200
                                                   -------------  -------------
                                                       4,191,422      4,681,200
                  THIS SECTOR IS 11.7% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 2.0%
  1,519,000  Gemstar International Group Limited      66,445,456     86,962,750
     94,300  Harley-Davidson, Inc.                     3,835,250      4,467,462
    204,500  T-HQ, Inc.                                5,033,413      5,726,000
                                                   -------------  -------------
                                                      75,314,119     97,156,212
                  THIS SECTOR IS 29.0% ABOVE YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 5.9%
    623,700  The Dial Corp.                           16,066,993     18,009,338
  3,537,800  Tyco International Ltd.                 199,942,968    266,884,556
    195,200  Wallace Computer Services, Inc.           5,080,151      5,148,400
                                                   -------------  -------------
                                                     221,090,112    290,042,294
                  THIS SECTOR IS 31.2% ABOVE YOUR FUND'S COST.

             MEDICAL & RELATED - 7.4%
  1,212,000  Biogen, Inc.                             72,982,828    100,596,000
     91,600  CareMatrix Corp.                          2,418,780      2,805,250
  1,853,400  Foundation Health Systems, Inc.          25,166,911     22,125,889
  2,671,800  Genzyme Corp. (General Division)         94,367,238    132,922,050
  1,059,100  Humana Inc.                              21,386,002     18,865,749
    765,900  Orthodontic Centers of America Inc.      12,522,368     14,887,564
    697,600  Sybron International Corp.               16,309,024     18,966,349
    979,400  United Healthcare Corp.                  46,932,724     42,175,902
     89,700  Wellpoint Health Networks Inc.            6,822,882      7,803,900
                                                   -------------  -------------
                                                     298,908,757    361,148,653
                  THIS SECTOR IS 20.8% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS - 2.8%
    221,000  Blyth Industries, Inc.                    7,414,646      6,906,250
    286,600  Mohawk Industries, Inc.                   7,758,623     12,055,256
    396,700  Safety-Kleen Corp.                        4,957,360      5,603,387
    170,800  Shaw Industries, Inc.                     3,681,322      4,141,900
  2,353,800  Waste Management, Inc.                  107,324,433    109,745,925
                                                   -------------  -------------
                                                     131,136,384    138,452,718
                  THIS SECTOR IS 5.6% ABOVE YOUR FUND'S COST.

             NETWORKING - 7.6%
  3,776,100  3Com Corp.                              115,005,392    169,218,369
  1,724,600  Ascend Communications, Inc.              61,933,877    113,392,450
  3,655,500  FORE Systems, Inc.                       65,637,015     66,943,171
    225,000  MMC Networks, Inc.                        3,164,185      2,981,250
    570,100  Newbridge Networks Corp.                 14,335,831     17,316,788
                                                   -------------  -------------
                                                     260,076,300    369,852,028
                  THIS SECTOR IS 42.2% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 2.7%
    533,700  AmeriSource Health Corp.                 28,282,853     34,690,500
    615,500  Dura Pharmaceuticals, Inc.                7,580,034      9,348,214
  1,204,500  Forest Laboratories, Inc.                56,319,708     64,064,946
    393,600  Medicis Pharmaceutical Corp.             16,533,719     23,468,400
                                                   -------------  -------------
                                                     108,716,314    131,572,060
                  THIS SECTOR IS 21.0% ABOVE YOUR FUND'S COST.

             REAL ESTATE OPERATIONS - 0.1%
    458,000  Bluegreen Corp.                           3,645,366      3,463,854
     70,200  Fairfield Communities, Inc.                 837,438        776,623
                                                   -------------  -------------
                                                       4,482,804      4,240,477
                  THIS SECTOR IS 5.4% BELOW YOUR FUND'S COST.

             SEMICONDUCTOR & RELATED - 2.6%
  1,284,900  Advanced Micro Devices, Inc.             28,185,566     37,182,436
     79,600  Aeroflex Inc.                             1,006,200      1,203,950
    105,800  DSP Communications, Inc.                  1,580,868      1,620,116
    276,000  Sanmina Corp.                            14,121,917     17,250,000
    573,100  Sawtek Inc.                              12,399,502     10,029,250
    849,000  SCI Systems, Inc.                        34,349,367     49,029,750
    723,200  Unitrode Corp.                           12,496,871     12,656,000
                                                   -------------  -------------
                                                     104,140,291    128,971,502
                  THIS SECTOR IS 23.8% ABOVE YOUR FUND'S COST.

             SOFTWARE - 11.2%
     20,000  Advent Software, Inc.                       751,876        942,500
    121,200  Ardent Software, Inc.                     1,513,561      2,787,600
     87,900  Avid Technology, Inc.                     2,140,414      2,054,663
  2,856,300  BMC Software, Inc.                      138,927,627    127,285,297
     28,900  Caere Corp.                                 385,375        404,600
    735,000  Citrix Systems, Inc.                     34,114,571     71,341,305
    340,400  Check Point Software
              Technologies Ltd.                       11,491,812     15,594,745
     21,100  Documentum, Inc.                            751,002      1,127,542
    907,400  Electronic Arts Inc.                     28,050,576     50,927,825
    555,900  Electronics for Imaging, Inc.            12,177,993     22,340,509
    121,300  Genesys Telecommunications
              Laboratories                             2,948,203      2,698,925
    123,100  GT Interactive Software Corp.               793,328        615,500
  7,627,800  Parametric Technology Corp.             116,968,724    123,951,750
  1,671,000  Platinum technology, inc.                33,584,104     31,957,875
    246,000  QuadraMed Corp.                           5,630,681      5,043,000
  1,407,600  Rational Software Corp.                  22,432,696     37,301,400
    211,600  Software AG Systems, Inc.                 5,131,996      3,835,250
  1,443,700  Sterling Software, Inc.                  23,464,183     39,070,853
    428,300  Symantec Corp.                            8,672,998      9,315,525
     25,000  Wall Data Inc.                              428,875        600,000
                                                   -------------  -------------
                                                     450,360,595    549,196,664
                  THIS SECTOR IS 21.9% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 8.6%
    216,000  BJ's Wholesale Club, Inc.                 7,895,964     10,003,608
  6,835,600  Cendant Corp.                           134,143,800    130,307,043
    988,700  Circuit City Stores-
              Circuit City Group                      39,899,103     49,373,701
  3,153,300  Dayton Hudson Corp.                     145,320,222    171,066,525
     99,200  Electronic Boutique Holdings Corp.        1,762,796      2,021,200
  1,296,200  Family Dollar Stores, Inc.               12,152,560     28,516,400
  1,084,600  Pier 1 Imports, Inc.                     10,606,058     10,507,605
     82,300  Tiffany & Co.                             3,464,756      4,269,312
    460,800  Zale Corp.                               12,610,138     14,860,800
                                                   -------------  -------------
                                                     367,855,397    420,926,194
                  THIS SECTOR IS 14.4% ABOVE YOUR FUND'S COST.

             TRANSPORTATION & RELATED - 1.7%
    305,450  AAR Corp.                                 7,451,390      7,292,619
    544,900  ASA Holdings, Inc.                       21,229,135     16,619,450
     35,000  Atlantic Coast Airlines Holdings            225,312        875,000
    255,400  Atlas Air, Inc.                           9,024,963     12,498,765
    861,600  Gulfstream Aerospace Corp.               44,768,676     45,880,200
                                                   -------------  -------------
                                                      82,699,476     83,166,034
                  THIS SECTOR IS 0.6% ABOVE YOUR FUND'S COST.

                                                   -------------  -------------
             Total common stocks                   3,789,110,467  4,790,948,439


WARRANTS - 0.0% (A)<F1>
         43  Sound Advice, Inc.
              Warrants, 06/14/99                               0              0
                                                   -------------  -------------
             Total long-term investments           3,789,110,467  4,790,948,439

SHORT-TERM INVESTMENTS - 1.9% (A)<F1>

             COMMERCIAL PAPER - 1.7%
$18,000,000  Ford Credit Co.,
             due 01/04/99, discount of 5.00%          17,992,500     17,992,500
 25,000,000  Nellie Mae Corp.,
             due 01/04/99, discount of 6.90%          24,985,625     24,985,625
 25,000,000  Household International,
             due 01/05/99, discount of 6.05%          24,983,195     24,983,195
 15,000,000  American General Finance ECN,
             due 01/06/99, discount of 5.84%          14,987,833     14,987,833
                                                   -------------  -------------
             Total commercial paper                   82,949,153     82,949,153

             VARIABLE RATE DEMAND NOTES - 0.2%
  9,646,134  Firstar Bank U.S.A., N.A.                 9,646,134      9,646,134
                                                   -------------  -------------
             Total short-term investments             92,595,287     92,595,287
                                                   -------------  -------------
             Total investments                    $3,881,705,754  4,883,543,726
                                                   -------------
                                                   -------------
             Cash and receivables, less
             liabilities 0.1% (A)<F1>                                 6,457,311
                                                                  -------------
              NET ASSETS                                         $4,890,001,037
                                                                  -------------
             Net Asset Value Per Share
             ($0.01 par value 500,000,000
             shares authorized), offering
             and redemption price
             ($4,890,001,037 / 161,468,115
             shares outstanding)                                         $30.28
                                                                         ------
                                                                         ------

(a)<F1>Percentages for the various classifications relate to net assets.
(b)<F2>Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

                               BOARD OF DIRECTORS

                                 John E. Burris
                                    Chairman
                               Burris Foods, Inc.
                                Milford, Delaware

                                Foster S. Friess
                                    President
                             Friess Associates, Inc.
                                Jackson, Wyoming

                                   Stig Ramel
                                Former President
                                Nobel Foundation
                                Stockholm, Sweden

                              Marvin N. Schoenhals
                                    Chairman
                              WSFS Financial Corp.
                              Wilmington, Delaware

                      P.O. Box 4166, Greenville, DE 19807
(800) 656-3017        www.brandywinefunds.com             bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Legal Counsel: FOLEY & LARDNER

      OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell,
        Vice President and Secretary; William D'Alonzo, Vice President;
            John Fraser, Vice President; Carl Gates, Vice President;
        Andrew Graves, Vice President; David Harrington, Vice President;
         John Ragard, Vice President; and Paul Robinson, Vice President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca Buswell                  Report Staff: Chris Aregood,
                                                Margaret Barton, Adam Rieger,
                                                Jennifer Weldon